EXHIBIT 99.3

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS PROVIDED BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

SAHARA LAS VEGAS CORP.

CONTINGENT WARRANT TO PURCHASE SERIES A PREFERRED STOCK

Warrant Price:	$1000.00 per share

Issue Date:	December 22, 2008

Expiration Date:	April 1, 2009

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, LAS VEGAS TOWERS LLC, A DELAWARE LIMITED LIABILITY CORPORATION (LAS VEGAS TOWERS LLC, together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, is referred to hereinafter as “Holder”) is entitled to purchase no more and no less than 60,000 fully paid and non-assessable shares (the “Shares”) of Series A Preferred Stock of Sahara Las Vegas Corp., a Nevada corporation (the “Corporation”), at the above-stated Warrant Price, subject to the provisions and upon the terms and conditions set forth in this Warrant.

This Warrant is issued in connection with that certain Option Agreement of even date herewith between Las Vegas Towers LLC and the Corporation (the “Option Agreement”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Option Agreement.

This Warrant will be exercisable if (and only if), the Holder makes the Deposit pursuant to the Option Agreement (the “Exercise Trigger”).

ARTICLE 1. EXERCISE.

1.1	Method of Exercise. Holder may exercise this Warrant by delivering the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Corporation. Holder shall also deliver to the Corporation a certified check, wire transfer (to an account designated by the Corporation), or other form of payment acceptable to the Corporation for the aggregate Warrant Price for the Shares being purchased.

1.2	Delivery of Certificate and Warrant. Promptly after Holder exercises this Warrant and the Corporation receives payment of the aggregate Warrant Price, the Corporation shall deliver to Holder certificates for the Shares acquired.

1.3	Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1	Stock Dividends. Splits, Etc. In no event shall the Corporation declare or pay any dividend or effect any subdivision, reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant.

2.2	No Impairment. The Corporation shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.

2.3	Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Corporation shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE CORPORATION.

3.1	Representations and Warranties. The Corporation represents and warrants to, and agrees with, the Holder as follows:

(a)	All Shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(b)	The Corporation’s capitalization table attached hereto as Schedule 1 is true and complete as of the Issue Date, and the authorized stock of the Corporation consists solely of common stock and 60,000 Shares.

3.2	No Shareholder Rights. Except as provided in this Warrant, Holder will not have any rights as a shareholder of the Corporation until the exercise of this Warrant.

3.3	Certain Information. The Corporation agrees to provide Holder at any time and from time to time with such information as Holder may reasonably request for purposes of Holder’s compliance with regulatory, accounting and reporting requirements applicable to Holder.

3.5	Certain Covenants. The Corporation shall not without the prior written consent of the Holder (which may be withheld in its sole discretion):

(i)	increase or decrease (whether by reclassification, merger, consolidation, reorganization or otherwise) the number of authorized shares of Series A Preferred Stock or authorize or issue any other series of preferred stock;

(ii)	liquidate, dissolve or wind-up the Corporation;

(iii)	reclassify or recapitalize the outstanding capital stock of the Corporation;

(iv)	authorize or issue (by amendment to the Articles of Incorporation or by reclassification, merger, consolidation, reorganization or otherwise) or reclassify any outstanding shares into, in each case, any new class or other series of capital stock of the Corporation or capital stock convertible into securities of the Corporation;

(v)	redeem, purchase or otherwise acquire for value any share or shares of the capital stock of the Corporation;

(vi)	authorize, declare or pay any dividend or other distribution on any share of the capital stock of the Corporation other than the Shares;

(vii)	enter into or invest in any line of business other than holding the Real Property, except that the Corporation may lease all or any part of the Property as set forth in Section 3.1 (b) of the Option Agreement;

(viii)	enter into any transaction with any officers, directors or Affiliates of the Corporation outside the ordinary course of business;

(ix)	alter or amend the Corporation’s Articles of Incorporation or bylaws or the rights and privileges of the Series A Preferred (whether by reclassification, merger, consolidation, reorganization or otherwise);

(x)	consummate an Acquisition or otherwise dispose of, in a single transaction or series of related transactions, any portion of the Property. For the purpose of this Warrant, “Acquisition” means any sale, license, transfer, lease or other disposition of all or substantially all of the assets of the Corporation, or any reorganization, consolidation, merger or sale of outstanding capital stock of the Corporation; provided that in no event shall a Lease be deemed to constitute an Acquisition;

(xi)	except for indebtedness (and related liens) incurred pursuant to the Existing Loan or any replacement or new facility, which indebtedness in the aggregate does not exceed $50.0 million, the Corporation shall not (A) incur or permit to exist any Indebtedness, including, without limitation, any mortgage debt or revolving line of credit or any increase in the amount of credit available under the Existing Loan or (B) incur or permit to exist any mortgage, lien, pledge, security interest, conditional sale or other title retention agreement or other security interest or encumbrance (other than a Lease) of any kind on the Property. On or before any Exercise Trigger, the Corporation shall, at its sole cost and expense, cause the Existing Loan and any other indebtedness incurred hereunder to be paid off and any mortgages, deeds of trust or other liens against the Property with respect to the Existing Loan shall be released and removed of record; (xii) acquire all or substantially all of the properties, assets or stock of any other Person, or acquire assets of any other Person with a value in excess of $10,000;

(xiii)	form, contribute capital or assets to, or make a loan or advance in excess of $10,000 to (a) any subsidiary, (b) a joint venture or (c) a similar business entity, except with respect to the $60,000,000.00 aggregate Warrant Price which may be freely transferred by the Corporation to any affiliate, in whole, or in part, at any time; or

(xiv)	permit its capital stock to be used as collateral for any obligation of the Corporation, except as set forth in (xi) above, or any other person.

As used above, “Indebtedness” means

(a)	indebtedness for borrowed money;

(b)	indebtedness evidenced by notes, bonds, debentures or similar instruments for borrowed money;

(c)	obligations, contingent or otherwise, in respect of all letters of credit, and banker’s acceptances issued for the account of such Person;

(d)	obligations to pay the deferred and unpaid purchase price of property or services (excluding trade payables in the ordinary course of business) acquired by such Person;

(e)	capitalized lease obligations;

(f)	hedging obligations;

(g)	obligations to purchase, redeem, retire, defease or otherwise make payment in respect of any equity interest of or other ownership or profit interest in such person or any other person or any warrants, rights or options to acquire such equity interests; and

(h)	all guaranty or other contingent obligations in respect of indebtedness or obligations of others.

ARTICLE 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER.

The Holder represents and warrants to, and agrees with, the Corporation as follows:

4.1	Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2

Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Corporation possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3	Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Corporation and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4	Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

ARTICLE 5. MISCELLANEOUS.

5.1	Term. This Warrant is exercisable in whole at any time and from time to time on or after the Exercise Trigger and on or before the Expiration Date.

5.2	Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE ACT, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

5.3

Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee. The Corporation shall not require Holder to provide an opinion of counsel if the transfer is to any affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.4	Notices. All notices and other communications from the Corporation to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Corporation or Holder, as the case may be (or on the first business day after transmission by facsimile) be, in writing by the Corporation or such holder from time to time. All notices to Holder shall be addressed as follows until the Corporation receives notice of a change of address in connection with a transfer or otherwise:

Las Vegas Towers LLC

3980 Howard Hughes Parkway, Suite 150

Las Vegas, NV 89169-5905

Attention: Chris Milam

Facsimile Number: (702) 835-5315

With a copy to:

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036

Attn: Ronald A. Fleming, Jr.

Facsimile Number: (212) 298 9931

Notice to the Corporation shall be addressed as follows until Holder receives notice of a change in address:

Sahara Las Vegas Corp.

Attn: Paul Lowden

3221 S. Torrey Pines

Las Vegas, Nevada 89146

Facsimile: 702-987-4820

With a copy to:

Kevin M. Hanratty, Corporate Counsel

Archon Corporation

4336 Losee Road, Suite 5

North Las Vegas, NV 89030

Facsimile Number: (702) 951-7349

5.5	Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.6	Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.7	Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

5.8	Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

“CORPORATION”

SAHARA LAS VEGAS CORP

By:	/s/ Paul W. Lowden
Name:	Paul W. Lowden
(Print)
Title:

“HOLDER”

LAS VEGAS TOWERS LLC

By:
Name:	Christopher Milam
Title:	Manager

APPENDIX 1

NOTICE OF EXERCISE

1. Holder elects to purchase 60,000 shares of the Series A Preferred Stock of Sahara Las Vegas Corp. pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

2. Please issue a certificate or certificates representing the Shares in the name specified below:

Holders Name

(Address)

3. By its execution below and for the benefit of the Corporation, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as of the date hereof.

HOLDER:

By:
Name:
Title:
(Date):

SCHEDULE 1

Corporation Capitalization Table

See attached